UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2016

MONDIAL VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-51033 (Commission File Number)	27-4481914 (IRS Employer Identification No.)

6564 Smoke Tree Lane Scottsdale, Arizona (principal executive offices)	85253 (Zip Code)

(480) 948-6581
(Registrant's telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement

I. Extension of Agreement and Plan of Merger with EZTicket Live, Inc.

Effective February19, 2015 the Registrant has extended, to accommodate the terms of closing, regarding the June 11, 2015 entry into the Agreement and Plan of Merger (the "Merger Agreement") with EZTicket Live, Inc., a Nevada corporation ("EZTicket") and certain majority shareholders of EZTicket. EZTicket is an online ticketing system that offers a simple solution to even ticketing, using innovative point-of-sale software that allows small to mid-size event companies (such as comedy clubs, rodeos, high school theaters, amphitheaters, amusement parks, state and county fairs, etc.) to sell tickets to their events online using EZTicket's system. (Please also see our Current Reports on Form 8-K filed on June 15, 2015, July 24, 2015, October 6, 2015 and December 4, 2015).

ITEM 9.01 Financial Statements and Exhibits.

 (d) EXHIBITS.

Exhibit Number	Description

10.01	EXTENSION TO AGREEMENT AND PLAN OF MERGER

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2016

MONDIAL VENTURES, INC.

By:	/s/ Dennis R. Alexander
Dennis R. Alexander, Chief Executive Officer